UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

BCB BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2022, pursuant to an email dated July 8, 2022, Dr. August Pellegrini, Jr. advised the Registrant that he was retiring from its Board of Directors effective immediately. There was no reason for his retirement stated in the email, nor was there any mention of a disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

Prior to his retirement, Dr. Pellegrini served on the Registrant’s Audit Committee and Nominating and Corporate Governance Committee.

On September 12, 2022, the Registrant received a letter from Dr. Pellegrini’s attorney, which is attached to this report as Exhibit 17.1. Based on this letter, the Registrant believes that the following circumstances caused, in whole or in part, Dr. Pellegrini’s retirement:

•

Dr. Pellegrini mistakenly believed that certain changes in the Audit Committee’s practices violated the Registrant’s Audit Committee Charter, and certain laws and regulations, when in fact the current practices of the Audit Committee are fully compliant with its charter and all applicable laws and regulations.

•

At a meeting held on July 5, 2022, Mark D. Hogan, the Chairman of the Board of the Registrant, advised Dr. Pellegrini that based on Mr. Hogan’s discussions with other members of the Board of Directors, Mr. Hogan believed that the Board would not renominate Dr. Pellegrini for election to the Board at the Registrant’s annual meeting of shareholders to be held in 2023.

With regard to the claims made by Dr. Pellegrini’s attorney in his letter, the Registrant believes that they are totally without merit and intends to defend such claims vigorously.

Item 9.01.	Financial Statements and Exhibits

(c)    Exhibits

17.1	Letter dated September 9, 2022 from Trimboli & Prusinowski, LLC, attorneys for Dr. August Pellegrini, Jr., to the Registrant (received by the Registrant on September 12, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: September 16, 2022	By:	/s/ Ryan Blake
Ryan Blake
Chief Operating Officer and Corporate Secretary (Duly Authorized Representative)

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